                                 EXHIBIT 99.01


                           SERIES 1997-5 TERM SHEET


                         [Exhibit Begins on Next Page]

SUBJECT TO REVISION
SERIES TERM SHEET DATED JULY 22, 1997

FIRST USA CREDIT CARD MASTER TRUST

$650,000,000 Class A Floating Rate Asset Backed Certificates, Series 1997-5 $58,735,000 Class B Floating Rate Asset Backed Certificates, Series 1997-5

FIRST USA BANK
Transferor and Servicer

THE OFFERED CERTIFICATES WILL REPRESENT INTERESTS IN THE TRUST ONLY AND WILL NOT REPRESENT INTERESTS IN OR RECOURSE OBLIGATIONS OF FIRST USA BANK OR ANY AF-FILIATE THEREOF. AN OFFERED CERTIFICATE IS NOT A DEPOSIT AND NEITHER THE OF-FERED CERTIFICATES NOR THE UNDERLYING ACCOUNTS OR RECEIVABLES ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMEN-TAL AGENCY.

THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE OFFERED CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE OFFERED CERTIFICATES. THE INFORMATION PROVIDED HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPEC-TUS SUPPLEMENT AND THE PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITA-TION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REG-ISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RE-CEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

J.P. MORGAN & CO.
                BANC ONE CAPITAL CORPORATION
                              BEAR, STEARNS & CO. INC.
                                                      CREDIT SUISSE FIRST BOSTON

                                SUMMARY OF TERMS

  This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-5 Supplement to the Pooling and Servicing Agreement (as amended, the "Pooling and Servicing Agreement") between First USA Bank (the "Bank"), as transferor (in such capacity, the "Transferor") and servicer (in such capacity, the "Servicer"), and The Bank of New York (Delaware), as trustee (the "Trustee").

Type of Securities..........  Class A Floating Rate Asset Backed
                               Certificates, Series 1997-5 (the "Class A
                               Certificates") and Class B Floating Rate
                               Asset Backed Certificates, Series 1997-5
                               (the "Class B Certificates" and, together with the Class A Certificates, the "Offered Certificates").

Trust Assets................  The property of the First USA Credit Card
                               Master Trust (the "Trust") includes and will include receivables (the "Receivables") arising under certain VISA (R) and MasterCard (R)* revolving credit card accounts (the "Accounts") selected by the Transferor from a portfolio of VISA and MasterCard accounts owned by the Transferor, all monies due or to become due in payment of the Receivables, all proceeds of the Receivables and all monies on deposit in certain bank accounts of the Trust (other than certain investment earnings on such amounts), Recoveries and any enhancement issued with respect to any series issued from time to time by the Trust (each, a "Series") which will consist of one or more classes of certificates. The benefits of any enhancement issued with respect to any other Series will not be available for the benefit of the holders of the Certificates and the holders of the certificates of other Series will not be entitled to the benefits of any enhancement for this Series.

Trustee.....................  The Bank of New York (Delaware).

Certificateholders'           Each of the Offered Certificates represents
Interest....................   an undivided interest in the Trust. The
                               Trust's assets will be allocated among the Class A Certificateholders (the "Class A
                               Certificateholders' Interest"), the Class B
                               Certificateholders (the "Class B
                               Certificateholders' Interest," and together with the Class A Certificateholders'
                               Interest, the "Investor Interest"), the CIA
                               Certificateholders (the "CIA
                               Certificateholders' Interest"), the holders of other Series previously issued or issued at some future time pursuant to the Pooling and Servicing Agreement and the applicable series supplements to the Pooling and Servicing Agreement (each, a "Supplement") and the Transferor (the "Transferor
                               Interest"), as described below.

                              The aggregate principal amount of the Class A
                               Certificateholders' Interest and the Class B
                               Certificateholders' Interest will, except as otherwise provided herein, remain fixed at $650,000,000 (the "Class A Invested Amount") and $58,735,000 (the "Class B Invested Amount"), respectively. The principal amount of the Transferor Interest will fluctuate as the amount of Receivables in the Trust changes from time to time.

--------
* VISA (R) and MasterCard (R) are registered trademarks of Visa USA Incorporated and MasterCard International Incorporated, respectively.

                              The "CIA Invested Amount" in the initial
                               amount of $74,395,000 (which amount
                               represents 9.5% of the sum of the initial
                               Class A Invested Amount, the initial Class B
                               Invested Amount and the initial CIA Invested
                               Amount) constitutes enhancement for the
                               Offered Certificates. Allocations will be made to the CIA Invested Amount and the holders of the CIA Certificates will have voting and certain other rights of a subordinated class of certificates. The CIA Certificates together with the Offered Certificates are referred to herein as the "Certificates."

                              The Class A Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class A
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class A Certificates at the Class A Certificate Rate, and the payment of principal during the amortization period to the extent of the Class A Invested Amount (which may be less than the aggregate unpaid principal amount of the Class A Certificates, in certain circumstances).

                              The Class B Certificates will represent the
                               right to receive from the assets of the
                               Trust allocated to the Class B
                               Certificateholders' Interest funds up to
                               (but not in excess of) the amounts required to make payments of interest on the Class B Certificates at the Class B Certificate Rate, and the payment of principal during the amortization period, following the final principal payment of the Class A Invested Amount to the holders of the Class A Certificates, to the extent of the Class B Invested Amount (which may be less than the aggregate unpaid principal amount of the Class B Certificates, in certain circumstances, if there has been a reduction of the Class B Invested Amount).


Receivables.................  The aggregate amount of Receivables in the
                               Accounts (including the amount of
                               Receivables in the additional Accounts added to the Trust on July 1, 1997 and in certain additional Accounts designated to be added to the Trust on August 7, 1997 (the "Closing Date")), as of the close of business on June 30, 1997, was $22,896,608,903, comprised of
                               $22,243,943,201 of principal Receivables and
                               $652,665,702 of finance charge Receivables.

Interest....................  Class A Certificate Rate: One-month LIBOR plus 0. %.
                              Class B Certificate Rate: One-month LIBOR
                               plus 0. %.

Interest Payment Dates......  Interest on the Certificates will be distributed on the 17th day of each calendar month or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), commencing September 17, 1997, in an amount equal to the product of (a) the actual number of days in the period from the preceding Distribution Date (or in the case of the September 1997 Distribution Date, the Closing Date) through the day preceding such Distribution Date divided by 360, (b) the Class A Certificate Rate or the Class B Certificate Rate, as applicable, and (c) the outstanding principal amount of the Class A Certificates or the outstanding principal amount of the Class B Certificates, as applicable, as of the last day of the preceding calendar month (or, in the case of the September 1997 Distribution Date, as of the Closing Date). "LIBOR" means the London interbank offered quotations for one-month United States dollar deposits prevailing on the date that LIBOR is determined. The Trustee will determine LIBOR on August 5, 1997 for the period from the Closing Date through August 16, 1997, on August 14, 1997 for the period from August 17, 1997 through September 16, 1997, and on the second business day prior to each Distribution Date thereafter for the period from and including such Distribution Date through the day preceding the next succeeding Distribution Date.

Principal...................  The principal of the Class A Certificates and the Class B Certificates is scheduled to be
                               paid on the Class A Expected Final Payment
                               Date and the Class B Expected Final Payment
                               Date, respectively, but may be paid earlier
                               or later under certain circumstances.
Class A Expected Final
 Payment Date...............
                              The August 2004 Distribution Date.

Class B Expected Final
 Payment Date...............
                              The August 2004 Distribution Date.

Stated Series Termination     The final distribution of principal and
Date........................   interest on the Certificates will be made no
                               later than the April 2007 Distribution Date
                               (the "Stated Series Termination Date").
                               After the Stated Series Termination Date, the Trust will have no further obligation to pay principal or interest on the Certificates.

Subordination of the Class
 B Certificates and the CIA
 Certificates...............
                              The Class B Certificateholders' Interest will
                               be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates. In addition, the CIA Certificateholders' Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A Certificates and the Class B Certificates. If the CIA Invested Amount is reduced to zero, the Class B Certificateholders will bear directly the credit and other risks associated with their undivided interest in the Trust. To the extent the Class B Invested Amount is reduced, the percentage of collections of finance charge Receivables allocated to the Class B Certificateholders in subsequent Monthly Periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Invested Amount is not reimbursed, the amount of principal distributable to the Class B Certificateholders will be reduced.

ERISA Considerations........  If certain conditions are satisfied, including that upon completion of the public offering thereof interests in the Class A Certificates are held by 100 or more persons independent of the Transferor and each other, the Class A Certificates should qualify as "publicly- offered securities" for purposes of the "plan assets regulation" issued by the Department of Labor. In such event, the purchase and holding of Class A Certificates by an employee benefit plan

                               (or other entity deemed to hold assets of such a plan) would not cause the assets of the Trust to be deemed "plan assets" of any such plan subject to the prohibited transaction rules of the Employee Retirement Income Security Act of 1974, as amended and the Internal Revenue Code of 1986, as amended. Further information regarding the status of the Class A Certificates as publicly offered securities will be provided in the Prospectus Supplement. Accordingly, plan investors contemplating the purchase of Class A Certificates should consult their counsel and review "ERISA Considerations" in the Prospectus and "Summary of Terms--ERISA Considerations" in the Prospectus Supplement prior to making any purchase of Class A Certificates.

                              The Underwriters currently do not expect the
                               Class B Certificates to qualify as publicly-offered securities and, accordingly, the Class B Certificates may not be purchased by employee benefit plans (or entities deemed to hold assets of such plans, including without limitation any insurance company general account deemed to hold plan assets by reason of a plan's investment in the general account).

Certificate Ratings.........  It is a condition to the issuance of the
                               Class A Certificates that they be rated in the highest rating category by at least one nationally recognized statistical rating organization (each such rating organization, a "Rating Agency").

                              It is a condition to the issuance of the
                               Class B Certificates that they receive a rating of at least "A" or its equivalent by at least one Rating Agency.

Listing.....................  Application will be made to list the Offered
                               Certificates on the Luxembourg Stock
                               Exchange.

                              RECENT DEVELOPMENTS

  Pursuant to an Agreement and Plan of Merger dated as of January 19, 1997, and amended as of April 23, 1997, between First USA, Inc. ("FUSA") and BANC ONE CORPORATION ("BANC ONE"), FUSA was merged with and into BANC ONE on June 27, 1997 (the "Merger") at which time the separate corporate existence of FUSA ceased. As a result of the Merger, the Bank is now an indirect wholly-owned subsidiary of BANC ONE. See "The Bank and BANC ONE CORPORATION" in the Prospectus.

  BANC ONE intends to consolidate the management of its credit card operations with those of FUSA. BANC ONE may also consolidate the operations of certain other subsidiaries or divisions of BANC ONE and FUSA, which provide similar services, although no final determination with respect to such matters has been made. No decision has been made as to whether receivables in accounts originated by Bank One, N.A. or Bank One, Arizona, N.A., or any affiliate thereof (other than the Bank) will be added at any time to the Trust. Any such addition would be subject to the restrictions on additions of Accounts in the Pooling and Servicing Agreement. See "Description of the Certificates-- Addition of Accounts" in the Prospectus.

                       THE BANK'S CREDIT CARD PORTFOLIO

DELINQUENCY AND LOSS EXPERIENCE

  The following tables set forth the delinquency and loss experience for each of the periods shown for the portfolio of VISA and MasterCard credit card accounts serviced by the Bank (the "Bank Portfolio"). The Bank has changed its charge-off policy to align it with that of BANC ONE. For the Trust, this change in charge-off policy will be implemented over the course of a six month period which began in July 1997 and will end in December 1997. The Bank will now generally charge-off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due. Receivables Delinquent 95 or more days and Net Losses in the Bank Portfolio tables below have been restated to reflect this change in charge-off policy for each of the periods shown. As of the close of business on June 30, 1997, the Receivables in the Trust Portfolio (including the Receivables in the additional Accounts added to the Trust on July 1, 1997 and certain additional Accounts designated to be added to the Trust on the Closing Date) represented approximately 93.0% of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with lower delinquency and loss rates than the average accounts in the Trust Portfolio which are generally more seasoned. Therefore, the actual delinquency and loss experience with respect to the Receivables in the Trust Portfolio may be different from that set forth below. There can be no assurance that the delinquency and loss experience for the Trust Portfolio will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected in the tables below.

                            DELINQUENCY EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                                                                         AS OF DECEMBER 31, (1)
                            SIX MONTHS ENDED     -----------------------------------------------------------------------
                              JUNE 30, 1997               1996                    1995                    1994
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     PERCENTAGE              PERCENTAGE              PERCENTAGE              PERCENTAGE
                                      OF TOTAL                OF TOTAL                OF TOTAL                OF TOTAL
                         RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES RECEIVABLES
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding(2)......... $24,619,969   100.00%   $22,119,202   100.00%   $17,411,514   100.00%   $10,989,357   100.00%
                         ===========   ======    ===========   ======    ===========   ======    ===========   ======
Receivables Delinquent:
 35-64 days............. $   321,263     1.30%   $   359,275     1.62%   $   219,240     1.26%   $   106,275     0.97%
 65-94 days.............     242,393     0.98        250,468     1.13        130,088     0.75         53,691     0.49
 95 or more days(3).....     441,131     1.80        475,115     2.15        231,315     1.32        100,532     0.91
                         -----------   ------    -----------   ------    -----------   ------    -----------   ------
  Total................. $ 1,004,787     4.08%   $ 1,084,858     4.90%   $   580,643     3.33%   $   260,498     2.37%
                         ===========   ======    ===========   ======    ===========   ======    ===========   ======

--------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the Merger.
(2) The Receivables Outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts.
(3) The amount of Receivables Delinquent 95 or more days for each of the periods shown is stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

                                LOSS EXPERIENCE
                                BANK PORTFOLIO
                            (DOLLARS IN THOUSANDS)

                             SIX MONTHS       YEAR ENDED DECEMBER 31,(1)
                                ENDED     ------------------------------------
                            JUNE 30, 1997    1996         1995         1994
                            ------------- -----------  -----------  ----------
Average Receivables Out-
 standing(2)...............  $23,003,652  $18,986,458  $13,497,080  $7,680,291
Gross Charge-Offs(3).......      675,830      895,267      416,406     180,715
Gross Charge-Offs as a
 percentage of Average
 Receivables
 Outstanding(4)............         5.92%        4.72%        3.09%       2.35%
Recoveries(5)..............       57,916       61,787       23,597      14,688
Net Losses(5)..............      617,914      833,480      392,809     166,027
Net Losses as a percentage
 of Average Receivables
 Outstanding(4)............         5.42%        4.39%        2.91%       2.16%

--------
(1) The information set forth in the table above is stated on a basis consistent with the Bank's current fiscal year. The Bank changed its fiscal year end from June 30 to December 31 in connection with the Merger.
(2) Average Receivables Outstanding is the average daily receivables during the periods indicated.
(3) Gross Charge-Offs are principal charge-offs before recoveries and do not include the amount of any reductions in average receivables outstanding due to fraud, returned goods or customer disputes.
(4) Annualized.
(5) Recoveries are included in the Trust as of July 1, 1996. Net Losses for each of the periods shown are stated on a basis consistent with the Bank's current policy of charging off an account immediately prior to the end of the sixth billing cycle after having become contractually past due. Its prior policy, which applied during the periods shown above, was to charge off accounts immediately prior to the end of the seventh billing cycle after having become contractually past due.

SUMMARY OF MONTHLY PAYMENT RATES

  The following table sets forth the highest and lowest cardholder monthly payment rates for the Bank Portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal Receivables and finance charge Receivables with respect to the Accounts.

                       CARDHOLDER MONTHLY PAYMENT RATES
                                BANK PORTFOLIO

                                         SIX MONTHS   YEAR ENDED DECEMBER 31,
                                            ENDED     -------------------------
                                        JUNE 30, 1997  1996     1995     1994
                                        ------------- -------  -------  -------
Lowest Month...........................     11.73%      10.16%    9.86%   10.46%
Highest Month..........................     13.51       11.86    11.73    12.14
Monthly Average........................     12.62       11.18    10.90    11.17

RECEIVABLE YIELD CONSIDERATIONS

  The portfolio yield on the Bank Portfolio for each of the three years contained in the period ended December 31, 1996 and for the six months ended June 30, 1997 is set forth in the table on the following page. The portfolio yields in the table are calculated on an accrual basis. The portfolio yield on Receivables included in the Trust is calculated on a cash basis. Portfolio yields calculated on an accrual basis may differ from portfolio yields calculated on a cash basis due to (a) a lag between when finance charges and fees are charged to cardholder accounts and when such finance charges and fees are collected and (b) finance charges and fees that are not ultimately collected from the cardholder. However, during the three years contained in the period ended December 31, 1996 and for the six months ended June 30, 1997, portfolio yield on an accrual basis approximated portfolio yield on a cash basis. Portfolio yield on both an accrual and a cash basis will also be affected by numerous factors, including changes in the monthly periodic rates, variations in the rate of payments and new borrowings on the Accounts, the amount of the annual membership fees and other charges, changes in the delinquency and loss rates on the Receivables and the percentage of cardholders who pay their balances in full each month and do not incur periodic finance charges, which may in turn be caused by a variety of factors, including seasonal variations, the availability of other sources of credit and general economic conditions. Interchange allocated to the Trust with respect to the Receivables may vary from the amounts included in the table below because interchange will be included in the Trust on an estimated basis by initially treating 1.3% of collections on the Receivables, other than collections with respect to periodic finance charges, annual membership fees and other charges, as discount Receivables.

                                PORTFOLIO YIELD
                                BANK PORTFOLIO

                                             SIX MONTHS      YEAR ENDED
                                               ENDED        DECEMBER 31,
                                              JUNE 30,  ----------------------
                                                1997     1996    1995    1994
                                             ---------- ------  ------  ------
Average account monthly accrued fees and
 charges (1)(2).............................   $39.39   $36.82  $32.35  $27.17
Average account balance(3)..................    2,979    2,799   2,580   2,219
Portfolio yield from fees and charges
 (1)(4).....................................    15.87%   15.79%  15.04%  14.69%

--------
(1) Fees and charges are comprised of periodic finance charges, interchange, annual membership fees and other charges.
(2) Average account monthly accrued fees and charges are presented net of adjustments made pursuant to the Bank's normal servicing procedures, including removal of incorrect or disputed periodic finance charges, and include interchange.
(3) Average account balance includes purchases, cash advances and accrued and unpaid periodic finance charges, annual membership fees and other charges and is calculated based on the average of the month end balances for accounts with balances.
(4) Annualized.

  The increase in portfolio yield for the years ended December 31, 1995 and December 31, 1996 and for the six months ended June 30, 1997 reflects changes in the overall pricing distribution of the Bank Portfolio. The accounts in the Bank Portfolio that are not included in the Trust Portfolio are primarily newly originated accounts with a greater proportion of Receivables arising under accounts generated under this type of solicitation than the average accounts in the Trust Portfolio, which are more seasoned. Therefore, the actual portfolio yield with respect to the Receivables in the Trust Portfolio may be different from that set forth above.

                                THE RECEIVABLES

  The Receivables in the Accounts selected from the Bank Portfolio included and to be included in the Trust on the basis of criteria set forth in the Pooling and Servicing Agreement (the "Trust Portfolio") (including the additional Accounts added to the Trust on July 1, 1997 and certain additional Accounts designated to be added to the Trust on the Closing Date), as of the close of business on June 30, 1997, consisted of $22,243,943,201 of principal Receivables and $652,665,702 of finance charge Receivables. On June 24, 1997 (the "Relevant Cut Off Date"), the Transferor designated additional Accounts, which included approximately $962,279,212 of principal Receivables as of the close of business on June 30, 1997, and will transfer the Receivables arising therein to the Trust on the Closing Date. In addition, on the Closing Date, the Transferor will deposit $1,840,000 into the finance charge account, which will be applied as collections of finance charge Receivables received during the initial monthly period and allocated to Series 1997-5. The additional Accounts to be added to the Trust on the Closing Date were, as of the Relevant Cut Off Date, Eligible Accounts. The Accounts, including such additional Accounts, had an average principal Receivable balance of $2,086 (including accounts with a zero balance) and an average credit limit of $8,688. The percentage of the aggregate total Receivable balance to the aggregate total credit limit was 24.7%.

  As of June 30, 1997, cardholders whose Accounts are included in the Trust Portfolio, including such additional Accounts, had billing addresses in 50 states, the District of Columbia and other United States territories and possessions. As of June 30, 1997, 72% of the Accounts, including such additional Accounts, were premium accounts and 28% were standard accounts, and the aggregate principal Receivable balances of premium accounts and standard accounts, as a percentage of the aggregate total principal Receivables, were 81% and 19%, respectively.

  The following tables summarize the Trust Portfolio (including the additional Accounts added to the Trust on July 1, 1997 and certain additional Accounts designated to be added to the Trust on the Closing Date) by various criteria as of the close of business on June 30, 1997. Because the future composition of the Trust Portfolio may change over time, these tables are not necessarily indicative of the composition of the Trust Portfolio at any subsequent time.

                        COMPOSITION BY ACCOUNT BALANCE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                    PERCENTAGE OF
        ACCOUNT           NUMBER OF  NUMBER OF     AMOUNT OF     TOTAL AMOUNT OF
     BALANCE RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES      RECEIVABLES
     -------------        ---------- ---------- ---------------  ---------------
Credit Balance..........     152,895     1.4%   $   (33,295,408)       (0.1)%
No Balance..............   3,180,891    29.8                 --          --
$0.01 to $2,000.00......   3,600,491    33.8      2,445,553,251        10.7
$2,000.01 to $5,000.00..   2,057,703    19.3      7,290,081,829        31.8
$5,000.01 to $10,000.00.   1,404,211    13.2      9,717,560,130        42.4
$10,000.01 or More......     268,937     2.5      3,476,709,101        15.2
                          ----------   -----    ---------------       -----
    TOTAL...............  10,665,128   100.0%   $22,896,608,903       100.0%
                          ==========   =====    ===============       =====

                          COMPOSITION BY CREDIT LIMIT
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
         CREDIT           NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       LIMIT RANGE         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
       -----------        ---------- ---------- --------------- ---------------
$0.00 to $2,000.00.......    637,586     6.0%   $   460,714,236        2.0%
$2,000.01 to $5,000.00...  2,440,036    22.9      4,414,092,426       19.3
$5,000.01 to $10,000.00..  4,226,742    39.6      9,548,680,588       41.7
$10,000.01 or More.......  3,360,764    31.5      8,473,121,653       37.0
                          ----------   -----    ---------------      -----
    TOTAL................ 10,665,128   100.0%   $22,896,608,903      100.0%
                          ==========   =====    ===============      =====

                     COMPOSITION BY PERIOD OF DELINQUENCY
                                TRUST PORTFOLIO

                                     PERCENTAGE
  PERIOD OF DELINQUENCY               OF TOTAL                   PERCENTAGE OF
   (DAYS CONTRACTUALLY    NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
       DELINQUENT)         ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
  ---------------------   ---------- ---------- --------------- ---------------
Not Delinquent........... 10,123,109    94.9%   $20,549,543,419       89.7%
Up to 34 Days............    320,902     3.0      1,275,226,985        5.6
35 to 64 Days............     70,229     0.7        310,975,702        1.4
65 to 94 Days............     42,495     0.4        204,382,701        0.9
95 or More Days (1)......    108,393     1.0        556,480,096        2.4
                          ----------   -----    ---------------      -----
    TOTAL................ 10,665,128   100.0%   $22,896,608,903      100.0%
                          ==========   =====    ===============      =====

--------
(1) A change in the Bank's charge-off policy, which is being implemented over a six month period beginning in July 1997, will result in a decrease in the number of accounts and amount of receivables delinquent 95 or more days but will also result in an increase in Default Amounts during such period.

                        COMPOSITION OF ACCOUNTS BY AGE
                                TRUST PORTFOLIO

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                          NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
           AGE             ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
           ---            ---------- ---------- --------------- ---------------
Less than or equal to 6
 Months..................  1,141,402    10.7%   $ 3,172,994,647       13.9%
Over 6 Months to 12
 Months..................  1,489,555    14.0      3,456,435,615       15.1
Over 12 Months to 24
 Months..................  2,637,089    24.7      6,006,114,561       26.2
Over 24 Months to 36
 Months..................  2,304,720    21.6      4,922,123,181       21.5
Over 36 Months to 48
 Months..................  1,359,997    12.8      2,429,141,688       10.6
Over 48 Months to 60
 Months..................    678,617     6.4      1,052,865,172        4.6
Over 60 Months...........  1,053,748     9.8      1,856,934,039        8.1
                          ----------   -----    ---------------      -----
    TOTAL................ 10,665,128   100.0%   $22,896,608,903      100.0%
                          ==========   =====    ===============      =====

                    COMPOSITION BY GEOGRAPHIC DISTRIBUTION
                                TRUST PORTFOLIO

                                        PERCENTAGE
                                         OF TOTAL                 PERCENTAGE OF
                              NUMBER OF NUMBER OF    AMOUNT OF   TOTAL AMOUNT OF
            STATE             ACCOUNTS   ACCOUNTS   RECEIVABLES    RECEIVABLES
            -----             --------- ---------- ------------- ---------------
Alabama......................   104,945     1.0%   $ 243,140,294       1.1%
Alaska.......................    26,230     0.2       73,539,462       0.3
Arizona......................   183,963     1.7      408,602,476       1.8
Arkansas.....................    87,932     0.8      175,345,716       0.8
California................... 1,323,309    12.4    3,252,830,926      14.2
Colorado.....................   176,042     1.7      386,626,411       1.7
Connecticut..................   161,873     1.5      344,179,230       1.5
Delaware.....................    26,045     0.2       56,080,400       0.2
District of Columbia.........    21,629     0.2       52,117,780       0.2
Florida......................   703,285     6.6    1,532,462,776       6.7
Georgia......................   238,239     2.2      566,882,030       2.5
Hawaii.......................    48,987     0.5      122,241,237       0.5
Idaho........................    45,516     0.4       99,510,678       0.4
Illinois.....................   511,577     4.8      996,418,995       4.4
Indiana......................   114,022     1.1      240,695,871       1.1

                                     PERCENTAGE
                                      OF TOTAL                   PERCENTAGE OF
                          NUMBER OF  NUMBER OF     AMOUNT OF    TOTAL AMOUNT OF
          STATE            ACCOUNTS   ACCOUNTS    RECEIVABLES     RECEIVABLES
          -----           ---------- ---------- --------------- ---------------
Iowa.....................     11,086     0.1%   $    21,012,739        0.1%
Kansas...................    100,273     0.9        209,719,573        0.9
Kentucky.................    107,417     1.0        206,585,127        0.9
Louisiana................    236,059     2.2        440,565,877        1.9
Maine....................     41,044     0.4         84,000,674        0.4
Maryland.................    259,830     2.4        591,924,796        2.6
Massachusetts............    348,780     3.3        665,434,487        2.9
Michigan.................    359,899     3.4        765,803,388        3.3
Minnesota................    108,405     1.0        209,174,775        0.9
Mississippi..............     67,642     0.6        144,710,704        0.6
Missouri.................    183,656     1.7        373,497,924        1.6
Montana..................     39,453     0.4         81,535,691        0.4
Nebraska.................     67,853     0.6        115,701,214        0.5
Nevada...................     86,382     0.8        210,060,118        0.9
New Hampshire............     54,509     0.5        107,465,660        0.5
New Jersey...............    441,133     4.1        861,990,410        3.8
New Mexico...............     71,068     0.7        146,004,803        0.6
New York.................    801,847     7.5      1,723,693,015        7.5
North Carolina...........    199,821     1.9        446,907,481        2.0
North Dakota.............     21,727     0.2         37,790,237        0.2
Ohio.....................    405,834     3.8        818,941,162        3.6
Oklahoma.................    184,506     1.7        360,808,007        1.6
Oregon...................    149,253     1.4        329,523,909        1.4
Pennsylvania.............    455,487     4.3        797,016,401        3.5
Rhode Island.............     46,659     0.4         90,236,697        0.4
South Carolina...........    100,498     0.9        211,929,818        0.9
South Dakota.............     23,756     0.2         46,552,794        0.2
Tennessee................     91,737     0.9        204,633,583        0.9
Texas....................  1,070,624    10.0      2,338,210,234       10.2
Utah.....................     70,103     0.7        138,301,435        0.6
Vermont..................     23,379     0.2         44,209,632        0.2
Virginia.................    280,893     2.6        649,267,211        2.8
Washington...............    251,067     2.4        614,356,449        2.7
West Virginia............     54,092     0.5        112,683,067        0.5
Wisconsin................     23,977     0.2         43,531,163        0.2
Wyoming..................     20,139     0.2         40,663,727        0.2
Other U.S. territories
 and possessions.........     31,646     0.6         61,490,639        0.2
                          ----------   -----    ---------------      -----
    TOTAL................ 10,665,128   100.0%   $22,896,608,903      100.0%
                          ==========   =====    ===============      =====

  Since the largest number of cardholders (based on billing addresses) whose accounts were included in the Trust as of June 30, 1997 were in California, Texas, New York, Florida and Illinois, adverse changes in the economic conditions in these areas could have a direct impact on the timing and amount of payments on the Certificates.